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                                              EXECUTION COPY


           AMENDED AND RESTATED CREDIT AGREEMENT


     AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 31, 1997 among VASTAR RESOURCES, INC. (with its successors, the "Borrower"), the BANKS listed on the signature pages hereof (with their successors, the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent for the Banks (with its successors, the "Agent"), and the Co-Agents listed on the signature pages hereof (with their successors, the "Co-Agents").


                    W I T N E S S E T H :

     WHEREAS, the parties hereto have heretofore entered into a 5-Year Revolving Credit Agreement dated as of May 5, 1995 (as amended by Amendment No. 1 thereto and as in effect from time to time prior to the Effective Date (as defined below), as amended and restated hereby and as amended from time to time thereafter, the "Credit Agreement"); and

     WHEREAS, the parties hereto desire to amend the Credit
Agreement as set forth herein and to restate the Credit
Agreement in its entirety to read as set forth in the Credit
Agreement with the amendments specified below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement as in effect immediately prior to the Effective Date shall have the meaning assigned to such term in the Credit Agreement as so in effect. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     SECTION 2.  Amendment to Section 1.01 of the Agreement.
Section 1.01 of the Credit Agreement is amended by replacing the definition of Commitment Termination Date to read in full as follows:

          "Commitment Termination Date" means March 31,
     2002, or if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.


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     SECTION 3.  Representations and Warranties.  The
Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

          (a)  no Default under the Credit Agreement
     has occurred and is continuing; and

          (b)  each representation and warranty of the
     Borrower set forth in the Credit Agreement is true and correct as though made on and as of this date.

     SECTION 4.  Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. Counterparts; Conditions to Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective (and the Credit Agreement shall be amended and restated in the form of the Credit Agreement immediately before giving effect hereto and with the amendments referred to herein) as of the date hereof (the "Effective Date") when the Agent shall have received a duly executed counterparts hereof signed by the Borrower and all of the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).




















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     IN WITNESS WHEREOF, the parties hereto have caused this
Amended and Restated Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                              VASTAR RESOURCES, INC.



                              By   /s/ Daniel D. Hawk
                                   ----------------------------------
                                  Title:  Treasurer
































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                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK, as Bank and Agent


                              By   /s/ John Kowalczuk
                                   ----------------------------------
                                  Title:  Vice President


                              NATIONSBANK OF TEXAS, N.A.,
                                as Bank and Co-Agent


                              By   /s/ Patrick M. Delaney
                                   ----------------------------------
                                  Title:  Senior Vice President



                              TEXAS COMMERCE BANK
                                NATIONAL ASSOCIATION,
                                as Bank and Co-Agent


                              By   /s/ James C. Nicholas
                                   ----------------------------------
                                  Title:  Managing Director


                              UNION BANK OF SWITZERLAND,
                                as Bank and Co-Agent


                              By   /s/ Cynthia A. P. Deere
                                   ----------------------------------
                                  Title:  Vice President


                              By   /s/ Kelly Boots
                                   ----------------------------------
                                  Title:  Assistant Vice President



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                              BANK OF MONTREAL


                              By   /s/ Bryan R. Gallow
                                   ----------------------------------
                                  Title:  Managing Director


                              THE BANK OF NEW YORK


                              By   /s/ John W. Hall
                                   ----------------------------------
                                  Title:  Vice President


                              THE BANK OF NOVA SCOTIA


                              By   /s/ F. C. H. Ashby
                                   ----------------------------------
                                  Title:  Senior Manager Loan
                                             Operations


                              CITIBANK, N.A.


                              By   /s/ Arezoo Jafari
                                   ----------------------------------
                                  Title:  Assistant Vice President


                              CREDIT LYONNAIS CAYMAN ISLAND
                                BRANCH


                              By   /s/ Pascal Poupelle
                                   ----------------------------------
                                  Title:  Authorized Signature





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                              THE FUJI BANK, LIMITED


                              By   /s/ Nobuhiro Umemura
                                   ----------------------------------
                                  Title:  Joint General Manager


                              THE INDUSTRIAL BANK OF JAPAN,
                                LIMITED


                              By   /s/ Kensaku Iwata
                                   ----------------------------------
                                  Title:  Vice President, Houston
                                             Office


                              LTCB TRUST COMPANY


                              By   /s/ John J. Sullivan
                                   ----------------------------------
                                  Title:  Executive Vice President


                              MELLON BANK, N.A.


                              By   /s/ A. J. Sabatelle
                                   ----------------------------------
                                  Title:  First Vice President


                              SOCIETE GENERALE


                              By   /s/ Richard Ebert
                                   ----------------------------------
                                  Title:  Vice President





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                              WACHOVIA BANK OF GEORGIA, N.A.


                              By   /s/ Joel K. Wood
                                   ----------------------------------
                                  Title:  Vice President


                              BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION


                              By   /s/ Vanessa Sheh Meyer
                                   ----------------------------------
                                  Title:  Vice President


                              THE DAI-ICHI KANGYO BANK, LTD.


                              By   /s/ Masatsugu Morishita
                                   ----------------------------------
                                  Title:  Sr. Vice President & Joint
                                             General Manager


                              PNC BANK, NATIONAL ASSOCIATION


                              By   /s/ John R. Way
                                   ----------------------------------
                                  Title:  Commercial Banking Officer


                              ROYAL BANK OF CANADA


                              By   /s/ Linda M. Stephens
                                   ----------------------------------
                                  Title:  Manager





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                              THE SUMITOMO BANK, LIMITED


                              By   /s/ Toshihiro Kubota
                                   ----------------------------------
                                  Title:  Joint General Manager


                              BARCLAYS BANK PLC


                              By   /s/ George McKean
                                   ----------------------------------
                                  Title:  Director


                              KREDIETBANK, N.V.


                              By   /s/ Robert Snauffer
                                   ----------------------------------
                                  Title:  Vice President


                              By   /s/ Tod R. Angus
                                   ----------------------------------
                                  Title:  Vice President



                              NORTHERN TRUST COMPANY


                              By   /s/ Martin G. Alston
                                   ----------------------------------
                                  Title:  Vice President


                              THE SANWA BANK, LIMITED


                              By   /s/ Gill Realon
                                   ----------------------------------
                                  Title:  Vice President







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                              TORONTO DOMINION (TEXAS), INC.


                              By   /s/ Neva Nesbitt
                                   ----------------------------------
                                  Title:  Vice President






































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